                                                   Oppenheimer Main street small cap
                                               Supplement dated October 26, 2001 to the
                                                   Prospectus dated October 26, 2001

The Prospectus is changed by adding the following section in "About Your Account - How to Buy Shares" before the sub-section entitled
"How Can You Buy Class A Shares?" on page 16:

         Effective September 1, 2001 through November 30, 2001, the Distributor will pay an additional sales concession of
         0.50% on purchases of Class A shares and Class B shares and 0.25% on purchases of Class C shares by customers of
         A.G. Edwards and Sons, Inc., provided such purchases are accompanied by an Asset Builder Plan of at least $100.00 per month.  The additional payout will not be paid on any Asset Builder Plan purchases.

October 26, 2001                                                       PS0847.013